UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

(Date of Earliest Event Reported) June 17, 2014

West Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35846	47-0777362
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11808 Miracle Hills Drive, Omaha, Nebraska 68154

(Address of principal executive offices)

Registrant’s telephone number, including area code: (402) 963-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On June 17, 2014, West Corporation (“West” or the “Company”) issued a press release announcing that it intends to commence an offering of senior notes due 2022 in an aggregate principal amount of $1 billion (the “Notes”) for issuance in a private placement not registered under the Securities Act of 1933, as amended (the “Securities Act”). The proceeds from the offering, together with cash on hand, will be used to (1) repurchase all of the Company’s $500 million in aggregate principal amount of 8.625% senior notes due 2018, (2) repurchase up to $200 million of its $650 million in aggregate principal amount of 7.875% senior notes due 2019 and (3) prepay in part Term B-9 Loans or Term B-10 Loans outstanding under the Company’s senior secured credit facilities, in each case together with accrued and unpaid interest thereon and related fees and expenses. A copy of the press release is attached hereto as Exhibit 99.1. This Current Report on Form 8-K and its exhibits are neither an offer to sell nor a solicitation of an offer to buy any securities of the Company.

In connection with the offering of the Notes, the Company disclosed certain information to prospective investors in a preliminary offering memorandum dated June 17, 2014 (the “Offering Memorandum”), which sets forth certain retrospective revisions that have been made to the financial information of the Company that was previously filed with the Securities and Exchange Commission (“SEC”) by the Company on February 20, 2014 in its Annual Report on Form 10-K for the year ended December 31, 2013 (the “2013 Annual Report”), such revisions being made to reflect a change in the Company’s reportable segments.

Specifically, effective January 1, 2014, the Company implemented a revised organizational structure. Under the revised organizational structure, automated call processing services management and operations has been moved from the Communication Services segment to the Unified Communications segment and has been combined with alerts and notifications to form interactive services. Beginning in the first quarter of 2014, all prior period comparative information has been recast to reflect this change as if it had taken place in all periods presented. The Company began reporting comparative results using the revised segment presentation effective with the filing of its Quarterly Report on Form 10-Q for the period ended March 31, 2014.

Item 9.01 of this Current Report on Form 8-K sets forth excerpts from the Offering Memorandum revising information previously disclosed to reflect these changes in reportable segments. In particular, Exhibit 99.2 contains selected consolidated financial data and other portions of the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of the Offering Memorandum.

The information in this Form 8-K provided under Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 8.01. Other Events.

In connection with the above, the Company has provided recast audited consolidated financial statements as of December 31, 2013 and 2012 and for the three years in the period ended December 31, 2013 in Exhibit 99.3 of Item 9.01, which financial statements reflect the changes in reportable segments and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Press Release, dated as of June 17, 2014, announcing the offering of the Notes

99.2	General and Financial Information

99.3	Audited consolidated financial statements as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

In order to preserve the nature and character of the disclosures set forth in such items as originally filed in the 2013 Annual Report, no attempt has been made in this Form 8-K, and it should not be read, to modify or update disclosures as presented in the 2013 Annual Report for events or developments that occurred with respect to West’s business subsequent to the filing of the 2013 Annual Report with the SEC. For information regarding developments in West’s business since the filing of the 2013 Annual Report, please refer to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2014 and the Company’s Forms 8-K filed since the filing of the 2013 Annual Report. The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2013 Annual Report and subsequent SEC filings.

Forward Looking Statements

This report contains forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue” or similar terminology. These statements reflect only West’s current expectations and are not guarantees of future performance or results. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. These risks and uncertainties include, but are not limited to, competition in West’s highly competitive industries; increases in the cost of voice and data services or significant interruptions in these services; West’s ability to keep pace with its clients’ needs for rapid technological change and systems availability; the continued deployment and adoption of emerging technologies; the loss, financial difficulties or bankruptcy of any key clients; security and privacy breaches of the systems West uses to protect personal data; the effects of global economic trends on the businesses of West’s clients; the non-exclusive nature of West’s client contracts and the absence of revenue commitments; the cost of pending and future litigation; the cost of defending West against intellectual property infringement claims; extensive regulation affecting many of West’s businesses; West’s ability to protect its proprietary information or technology; service interruptions to West’s data and operation centers; West’s ability to retain key personnel and attract a sufficient number of qualified employees; increases in labor costs and turnover rates; the political, economic and other conditions in the countries where West operates; changes in foreign exchange rates; West’s ability to complete future acquisitions and integrate or achieve the objectives of its recent and future acquisitions; future impairments of West’s substantial goodwill, intangible assets, or other long-lived assets; and West’s ability to recover consumer receivables on behalf of its clients. In addition, West is subject to risks related to its level of indebtedness. Such risks include West’s ability to generate sufficient cash to service its indebtedness and fund its other liquidity needs; West’s ability to comply with covenants contained in its debt instruments; the ability to obtain additional financing; the incurrence of significant additional indebtedness by West and its subsidiaries; and the ability of West’s lenders to fulfill their lending commitments. West is also subject to other risk factors described in documents filed by the Company with the SEC.

These forward-looking statements speak only as of the date on which the statements were made. West undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST CORPORATION

Dated: June 17, 2014	By:	/s/ Paul M. Mendlik
Paul M. Mendlik
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Press Release, dated as of June 17, 2014, announcing the offering of the Notes

99.2	General and Financial Information

99.3	Audited consolidated financial statements as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document